crexendo®

ride the cloud

Investor Presentation

Presented By
Doug Gaylor, President & COO
Ron Vincent, CFO
June 8, 2021

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, quarterly Form 10-Qs as filed with the SEC, and Definitive Proxy filed on April 26, 2021. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the definitive proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Today's Presenters



Doug Gaylor
President & COO

11 years with Crexendo
Prior Experience:

INTER-TEL   Mitel



Ron Vincent
CFO

9 years with Crexendo
Prior Experience:

ERNST & YOUNG

Crexendo – Soaring Through The Cloud!

- Finished 2020 with strong revenue growth and strong GAAP earnings
- Q1 2021 Consolidated Revenue increase of 17% and UCaaS Service Revenue increase of 21%
- Completed major acquisition of NetSapiens on June 1st, 2021
  - NetSapiens is a UCaaS platform solution provider that has over **1.7M** users currently utilizing their platform
  - NetSapiens has over **175** Customers reselling their platform
  - 2020 Revenues of **$11.4M** a **30% increase** from 2019
  - Acquisition price of approximately $50M consisting of $10M in cash and $40M in stock (3,097,309 common shares and 4,482,328 options)
  - Accretive with positive EBITDA and Operating Cash Flow

crexendo®

The Best Kept Secret in VoIP and UCaaS

Crexendo® knows how to keep things connected in the Voice Over Internet Protocol (VoIP) and Unified Communications as a Services (UCaaS) industry. We design, develop and support every aspect of our award-winning systems.


2020
WINNER
2019
WINNER
2019
WINNER
2018
WINNER
2017
WINNER

- Fast-Growing Tech Leader in the UCaaS and Cloud Communications Space
- Proprietary Collaborative Offering Extraordinarily Timely Given Market Dynamics
- Unparalleled Executive Telecom Experience with Over 150 Years Combined
- World Class, Cloud-Hosted System Built for Small and Medium Businesses
- 2020 TMC Product of the Year Award Winner
- Poised for Rapid Growth Organically and Inorganically

crexendo®

The Way We Communicate Has

BUSINESSES ARE ADOPTING ADVANCED COLLABORATION TOOLS

	Team Collaboration Tools	Desktop Video Conferencing Applications	Meeting Room-based Video Conferencing	Webinars	Desktop or Mobile Voice and UC Client
USE TODAY	60%	59%	58%	50%	49%
PLAN TO INVEST IN NEXT 2 YEARS	28%	29%	30%	34%	36%

crexendo®

* Frost & Sullivan

The UCaaS Market is Growing Rapidly – "Ride the Cloud"


UCAAS MARKET SIZE
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
9.5% CAGR
$15,800
$24,800
2019E
2024-P


UCAAS MARKET ADOPTION
CLOUD MIGRATION PLANS
(% respondents)
Video Conferencing
Instant Messaging & Presence
Customer Experience Management
Enterprise IP Telephony
CURRENTLY DEPLOYED IN THE CLOUD
54%
44%
42%
39%
WILL BE MOVED TO THE CLOUD WITHIN THE NEXT 2 YEARS
29%
35%
38%
38%

9.5% CAGR **The global UCaaS market is expected to grow from $15.8 billion to $24.8 billion between 2019 and 2024[1]**

61% **Approximately 61% of businesses in U.S. still operating with antiquated, premise-based systems**

crexendo®

Investment Highlights: Meeting Our Commitments!

We continue to meet and deliver on our commitments to our valued shareholders!

- Manage the business to consistent profitability
- Organically Up-listed to Nasdaq
- Successfully Raise Capital to Fuel Future Growth
- Acquire Accretive Acquisition Targets
- Continue Organic and Inorganic Profitable Growth
- Recently Added to Russell MicroCap Index

crexendo®

Growing Financial Profile

Telecommunications Segment Revenue (1)



($ in 000's)
2018
2019
2020
2021 YTD
$18,000
$15,500
$13,000
$10,500
$8,000
$5,500
$3,000
$500
11,083
13,780
$15,845
$4,391
Service
Product

Gross Margin % (1)



2018
2019
2020
2021 YTD
80%
60%
40%
20%
0%
70%
50%
72%
47%
73%
39%
69%
38%
Service
Product

Operating Margin (1) (2)



2018
2019
2020
2021 YTD
8%
6%
-2%
-18%

Churn Rate (1)



2018
2019
2020
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.59%
0.67%
0.82%

(1) YTD numbers as of Q1 2021 Average monthly percentage for period.
(2) Q1 included $684K of NetSapiens acquisition related expenses.

crexendo®

Growing Financial Profile

Non-GAAP Income (Loss) & Net Income (Loss) [1] [2]


($ in 000's)
2018
2019
2020
2021 YTD
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
287
(223)
1,5911,139
8,700
7,900
308
(715)
Non-GAAP Income (loss)

Adjusted EBITDA [1]


($ in 000's)
2018
2019
2020
2021 YTD
$2,000
$1,500
$1,000
$500
$-
$324
$1,628
$1,900
$245

Backlog [1]


($ in 000's)
Mar '18
Mar '19
Mar '20
Mar '21
$30,000
$20,000
$10,000
$-
20,715
24,226
26,583
27,766

Expected Backlog Revenue Recognition


($ in 000's)
2021
2022
2023
2024
2025
2026
$10,500
$8,500
$6,500
$4,500
$2,500
$500
Service Revenue
Product Revenue

crexendo®

(1) YTD numbers as of Q1 2021
(2) Q1 included $684K of NetSapiens acquisition related expenses

CXDO Consolidated Revenue & Telecom Segment Service Revenue


4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Product
Service

↑ 17%

Q1 2021 consolidated revenue **increased 17%** to **$4.5 million** compared to $3.9 million for the first quarter of the prior year.

↑ 21%

Q1 2021 Telecom Segment Service revenue **increased 21% to $4.0 Million** compared to $3.3 Million for the first quarter of the prior year.

crexendo®

NetSapiens Acquisition Snapshot

2020 Pro Forma Revenue*

crexendo	netsapiens
$16.4M	$11.4M

Total: $27.8 Million

1.7 Million + Users and Fastest Growing UCaaS Platform Provider in US**

crexendo

* See our Proxy statement filed April 26, 2021 for additional pro forma
** Frost & Sullivan 2021

Top 10 Combined Strengths

- Accelerated Development & Innovation Through In-House Engineering & Best Of Breed 3rd party integrations.
- Leading Reseller and Partner Programs
- Powerful Recurring Revenue Model
- Rapidly Growing Global Platform Supporting 1.7M + Users
- Flexible Go-To-Market Offerings
- Comprehensive Voice, Video, Meeting, Messaging & Mobile Solutions
- Executive Management Team With Wealth of Telecom Experience and Success
- Strong Balance Sheet & Revenue Growth
- Multiple Revenue Sources With Cross Sell/Upsell Opportunity
- Flexibility and Ability to React Quickly

crexendo®

Additional Growth Opportunities


CXDO
July 8, 2020

- International Expansion Potential
- Monetize Through Enhancements & Growing Recurring Revenue
- Potential Acquisition Roll-Up Strategy
- Cross-Selling/Upsell Opportunity – Expand Our Share of the Wallet
- Tremendous Opportunity to Increase Market Cap
- APP Store Concepts

crexendo®

Combined Leadership Team

With over 200 years combined experience in the telecom industry, we know how to progress and continue to innovate in the cloud-hosted communications space.



Steve Mihaylo
CEO



Doug Gaylor
President & COO



Anand Buch
CSO



Ron Vincent
CFO



David Wang
CTO



Jon Brinton
CRO



Jim Murphy
EVP



Jeffrey Korn
General Counsel

The VIP Difference

A Better Communications Solution For Your Organization

Video
Collaborate in HD quality with up to 200 attendees.

Interactions
Streamline workflows through Voice Mail, SMS, Chat, and more.

Phone
Use the device of your choice for HD business communications.

Contact Center
Powerful, native customer experience management tools.

Integrations
Integrate into over 30 leading SaaS applications

Dependability
The 100% Uptime Guarantee assures rock-solid reliability.

Efficiency
Streamline your communications to work more effectively.

Recognition
Leverage a recognized, award-winning platform.

Simplicity
Easy, portal-based management and intuitive interface.

crexendo VIP

Advanced VIP Devices

Delivering a Dynamic Business Phone Experience

- **Manage your communications over multiple devices including the mobile device(s) of your choice (Android or iOS)**
- **Access the latest high-quality Desk phones delivering HD quality audio on the handset and the speaker that are backed by our lifetime warranty**
  - **Dual Port Gigabit Ethernet**
  - **Built-in 2.4G and 5G Wi-Fi**
  - **Built-in Bluetooth and USB**
  - **Power Over Ethernet capable**
- **Add conference phones for meeting rooms and cordless devices for portable environment use**


Backed by our
LIFETIME
WARRANTY



CX540



CX530



T57W



Conference, Cordless and Accessories

crexendo VIP

Industry-leading 100% Uptime Guarantee

No downtime. No kidding.

- The VIP Platform is hosted in the world's highest-rated geo-redundant data centers that are Tier 5, Exascale sites powered by 100% green energy
- We back our user experience with 100% US-based support available 24/7/365
- Secure and reliable – our software is trusted by over 1.7 million users globally


100%
UPTIME
GUARANTEED

crexendo VIP

Award-winning Solutions

Our Greatest Reward is Your VIP Stamp of Approval


Unified
COMMUNICATIONS
TMCnet
.com
REMOTE WORK
2021
Cloud Computing
2020
Backup/Disaster Recovery
2020 WINNER
2020 WINNER
2019 WINNER
2019 WINNER
2018 WINNER

- **Recognized in the technology industry for delivering Cloud Communications Solutions that help customers elevate their organization by providing a VIP Experience for their Employees and Customers.**
- **The greatest award Crexendo can receive is your VIP stamp of approval and helping you manage your Organization's Video, Interactions, and Phone Communications needs.**

crexendo VIP

Why Invest Today?

- High Growth
- Long-Term Contracts
- Recurring Revenue
- Strong Cash Flow
- Industry Low Churn
- Tremendous acquisition potential

→ **Attractive Investment Opportunity**

20%
INCREASE

Combined 20% increase in Revenue YoY in 2020

~100%
LT CONTRACTS

CXDO - 80% of customers are on 60-month contracts. The rest are either 12-48 months

NS – 100% of Customers are locked into multi year agreements for platform

175+
Platform Subscribers

Continued growth opportunity through new and existing subscribers

1.7+M
Users

End User customer base of 1.7M and growing!

crexendo®


Thank You!
crexendo
ride the cloud
Nasdaq : CXDO